NOTE 11 - INCOME TAXES (Tables)	6 Months Ended
Jun. 30, 2012
Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
A reconciliation of the differences between the effective income tax rate and the statutory federal tax rate for the six months ended June 30, 2012 and 2011 are as follows:

	2012	2011

Tax benefit at U.S. statutory rate	34.00%	34.00%

State taxes, net of federal benefit	3.63	3.63

Change in valuation allowance	(37.63)	(37.63)
	-%	-%

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
The tax effect of temporary differences that give rise to significant portions of the deferred tax assets at June 30, 2012 and December 31, 2011 consisted of the following:

Deferred Tax Assets	2012	2011
Net Operating Losses Carryforward	$17,134,000	$6,136,000
Depreciation	108,000	35,000
Bad debts	18,000	18,000
Net Non-current Deferred Tax Asset	17,260,000	6,189,000
Valuation Allowance	(17,260,000)	(6,189,000)
Total Net Deferred Tax Asset	$-	$-